UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                                 APOLO GOLD INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:

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



                                 APOLO GOLD INC.
                            #1209 - 409 Granville St.
                       Vancouver, British Columbia V6C 1T2
                                  604-687-4150


Notice of Annual Meeting of Shareholders
To Be Held April 15, 2005

To the Shareholders of Apolo Gold Inc.

Notice Hereby Is Given that the Annual Meeting of Shareholders of Apolo Gold Inc., a Nevada corporation (the "Company"), will be held at The Terminal City Club, 837 West Hastings Street, V6C 1B6, Vancouver, British Columbia on April 15, 2005, 10:00 a.m., Pacific Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1.      Election of Directors

Proposal No. 2.      Approval of an Amendment to the Articles of Incorporation
                     to Change the name of the corporation to "Apolo Gold & Energy Inc."

Proposal No. 3.      Approval of an Amendment to the Articles of Incorporation
                     to authorize a 25,000,000 share class of Preferred Stock

Proposal No. 4.      Approval of the Apolo Gold & Energy Inc., 2005 Directors
                     and Officers Stock Option Plan

Proposal No.5        Ratification  Of Selection Of Williams & Webster, Certified
                     Public Accountants As The Company's Independent Auditors

This Annual Meeting is called as provided for by Nevada law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on March 4, 2005 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly by either mail or fax. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors

Martial Levasseur, President
Vancouver, British Columbia
March 4, 2005

                                 APOLO GOLD INC.
                            #1209 - 409 Granville St.
                       Vancouver, British Columbia V6C 1T2
                                  604-687-4150



                                 PROXY STATEMENT
                       Annual Meeting of the Shareholders
                                 April 15, 2005


General Information
-------------------
The enclosed Proxy is solicited by and on behalf of Management of Apolo Gold Inc., a Nevada corporation (the "Company" or "Apolo"), for use at the Company's Annual Meeting of Shareholders to be held at The Terminal City Club, 837 West Hastings Street, Vancouver, B.C. Canada V6C 1B6, April 15, 2005 at 10:00 a.m., Pacific Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before March 14, 2005.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and Employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

Advice to Beneficial Owners of Certain Shares
---------------------------------------------
Shareholders who do not hold their shares in their own name should note that only proxies from Shareholders whose names are registered as Shareholders on the records of the Company can submit the attached proxy or be recognized and vote at the Meeting. If a Shareholder's shares are registered under the name of a broker, financial institution or other agent, (a Beneficial Owner) then these shares can only be voted by the holding broker, financial institution or other agent. Such broker, financial institution or other agent are provided with sufficient copies of this Proxy Statement and the Annual Report to forward such materials to the Beneficial Owner. The broker, financial institution or other agent should provide the Beneficial Owner with instructions on how to submit the vote of their shares. In the event a Beneficial Owner wishes to attend and vote their shares at the Meeting, the Beneficial Owner must obtain a proxy from the broker, financial institution or other agent.

Annual Report
-------------
The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2004 has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.


Shares Outstanding and Voting Rights
------------------------------------
All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on March 4, 2005 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On March 4, 2005, the Company had 56,216,664 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. Ten percent of the Company's outstanding voting stock (5,621,666) shares) represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to pass all measures being presented to the Shareholders. Cumulative voting in the election of Directors is not permitted.

Security Ownership of Certain Beneficial Owners and of Management
-----------------------------------------------------------------
The following table sets forth information, as of March 4, 2005, with respect to the beneficial ownership of Apolo's common stock by each person known by Apolo to be the beneficial owner of more than five percent of the outstanding Common Stock and by the officers and directors of Apolo based on 56,216,664 shares of common stock outstanding as of March 4, 2005 plus the number of shares underlying outstanding options.

Name and Address of                        Common Stock     Percentage of Shares
Beneficial Owner          Title            Ownership        Outstanding
--------------------      --------------   --------------   --------------------
Martial Levasseur         Director, CEO    8,334,542 (2)    14.8 %
Robert Dinning            Director, CFO    3,703,333 (3)     6.6 %

All officers and Directors
as a Group (3 persons)                    14,623,477       26.01 %

(1) The Address of the executive officers and directors is that of the Company:
Suite 1209 - 409 Granville Street, Vancouver, B.C. Canada V6C1T2. The Company moved to these premises on March 1, 2005.

(2) Includes 2,753,333 directly in name of Martial Levasseur and 4,881,209 in name Of Van Silver Holdings Inc., a holding company controlled by Martial Levasseur. In addition, Mr. Levasseur holds a stock option for 700,000 common shares, exercisable at $0.09 per share until June 30, 2007

(3) Includes a stock option of 700,000 common shares, exercisable at $0.14 per share until July 1, 2005 and a stock option for 700,000 common shares, exercisable at $0.09 per share until June 30, 2007 and a stock option for 1,000,000 common shares exercisable at $0.16 per share until June 10, 2009.

(4) Includes a stock option of 700,000 common shares, exercisable at $0.09 per share until June 30, 2007.

Management
----------

The officers and directors of the Company are as follows:

Name                 Age    Position                         1st Year with Apolo
--------------------------------------------------------------------------------
Martial Levasseur    71     Director, President and CEO                 1997
Robert G. Dinning    65     Director, Chief Financial Officer,
                            Secretary                                   2000
Robert E. Lee        70     Director                                    1997

Business Experience
-------------------

Martial Levasseur.

Mr. Levasseur is a founder of the Company and has served as its President since inception. Mr. Levasseur's business experience is as follows:

1993-1997 Consultant - La Rock Mining Corp. of Vancouver BC. Studying various projects for La Rock.

1968-1993 President - Consolidated Silver Tusk Mines Ltd, in the Northwest Territories. Managed and supervised the exploration and development of all properties. One mine went into full production. Became Vice President in 1994 as was busy developing other properties not related to Consolidated Silver Tusk Mines Ltd.

1972-1993 President of Reako Exploration Ltd, in Vancouver B.C. Supervised and managed all exploration and drilling projects for Reako, as well as developing their iron-ore property, and bringing into production a gold property in British Columbia.

Robert G. Dinning C.A.

Mr. Dinning is a Chartered Accountant, and is the Chief Financial Officer and Secretary of the Company. He is a life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has been a Business and Management Consultant since 1977, focusing on forestry, mining, and software/high tech industries. Mr. Dinning has been active as a Director and Officer and consultant in various public companies over the past 35 years. Prior to commencing his consulting business, Mr. Dinning was CFO and Secretary of a large publicly traded broadcast and sports Entertainment Company.

Robert E. Lee.

Dental Surgeon from 1961 until 1991 when he retired from practice.

1993 - 2002 President of La Rock Mining Corp, of Vancouver BC. Handled all administration, including matters regarding its of property known as Brandy Wine. The Company now called Auramex Resource Corp where Mr. Lee currently serves as a director.

The Directors serve until their successors are elected by the shareholders. Vacancies on the Board of Directors may be filled by appointment of the majority of the continuing directors.

Committees: Meetings of the Board
---------------------------------
The Company does not have a separate Compensation Committee, Audit Committee or Nominating Committee. These functions are done by the Board of Directors meeting as a whole. The Company's Board of Directors held no in person meetings during the fiscal year ended June 30, 2004 and three telephonic conference call meetings. All corporate actions by the Board of Directors were either unanimously consented to in writing or taken pursuant to the telephonic conference call meetings.

Audit Committee
---------------
The board of directors has not yet established an audit committee. The functions of the audit committee are currently performed by the entire board of directors. The Company is under no legal obligation to establish an audit committee and has elected not to do so at this time so as to avoid the time and expense of identifying independent directors willing to serve on the audit committee. The Company may establish an audit committee in the future if the board determines it to be advisable or we are otherwise required to do so by applicable law, rule or regulation. As the board of directors does not yet have an audit committee, it therefore has no "audit committee financial expert" within the meaning of
Item 401(e) of Regulation S-B. In general, an "audit committee financial expert" is an individual member of the audit committee who:

* understands generally accepted accounting principles and financial statements,
* is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, * has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements, * understands internal controls over financial reporting, and * understands audit committee functions.

Board of Directors Independence
-------------------------------
None of the Company's directors are "independent" within the meaning of definitions established by the Securities and Exchange Commission or any self-regulatory organization. The Company is not currently subject to any law, rule or regulation requiring that all or any portion of its board of directors include "independent" directors.

Director Nominees
-----------------
The Company does not have a nominating committee. The board of directors, sitting as a board, selects those individuals to stand for election as members of our board. Since the board of directors does not include a majority of independent directors, the decision of the board as to director nominees is made by persons who have an interest in the outcome of the determination. The board will consider candidates for directors proposed by security holders, although no formal procedures for submitting candidates have been adopted. Until otherwise determined, not less than 90 days prior to the next annual board of directors' meeting at which the slate of board nominees is adopted, the board accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate's qualifications to serve as a director and a statement of why the shareholder submitting the name of the proposed nominee believes that the nomination would be in the best interests of shareholders. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a resume supporting the nominee's qualifications to serve on the board of directors, as well as a list of references.

The board identifies director nominees through a combination of referrals, including by management, existing board members and security holders, where warranted. Once a candidate has been identified the board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the board believes it to be appropriate, board members may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management's slate of director nominees submitted for shareholders for election to the board.

Among the factors that the board considers when evaluating proposed nominees are their experience in the information technology industry, knowledge of and experience with and knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The board may request additional information from the candidate prior to reaching a determination. The board is under no obligation to formally respond to all recommendations, although as a matter of practice, it will endeavor to do so.

The board received no security holder recommendations for nomination to the board of directors in connection with the 2004 annual meeting of shareholders. There are three director nominees for the 2005 annual meeting of shareholders, all of whom are incumbent directors standing for reelection.

Security Holder Communications with our Board of Directors
The Company provides an informal process for security holders to send communications to our board of directors. Security holders who wish to contact the board of directors or any of its members may do so by writing to Apolo Gold Inc., Suite 1209 - 409 Granville Street, Vancouver, B.C. Canada V6C1T2. The Company moved to these premises March 1, 2005. Correspondence directed to an individual board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chairman of the Board.

Code of Ethics
--------------
Under the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission's related rules, the Company is required to disclose whether it has adopted a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company has adopted a code of ethics that applies to its chief executive officer, chief financial officer and other officers, legal counsel and to any person performing similar functions. The Company has made the code of ethics available and intends to provide disclosure of any amendments or waivers of the code within five business days after an amendment or waiver on its website, www.apologold.com.

Compliance with Section 16(a) of Securities Exchange Act of 1934
----------------------------------------------------------------
To our knowledge, during the fiscal year ended June 30, 2004, our Directors and Officers complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports that reflect all reportable transactions furnished to us by our Directors and Officers and their written representations that such reports accurately reflect all reportable transactions.

Family Relationships
--------------------
There is no family relationship between any Director, executive or person nominated or chosen by the Company to become a Director or executive officer.

Executive Compensation
----------------------
The following table shows for the fiscal years ending June 30, 2004, 2003 and 2002, the compensation awarded or paid by Apolo to its Chief Executive Officer and any of the executive officers of Apolo whose total salary and bonus exceeded $100,000 during such year.

                                        Summary Compensation Table
-------------------------------------------------------------------------------------------------------------
                                                              Long Term Compensation
-------------------------------------------------------------------------------------------------------------
                           Annual Compensation                Awards            Payouts
-------------------------------------------------------------------------------------------------------------
                                         Other Annual        Securities
                                  Salary Compensation        Underlying
Name and Principle         Year     ($)     ($)              Options (#)       All Other Compensation ($)
Position
-------------------------------------------------------------------------------------------------------------
Martial Levasseur
President/CEO              2004     24,000       0            1,000,000 Common            0
-----------------------------------------------------------------------------------------------------------------
Martial Levasseur
President/CEO              2003     18,000       0            700,000 Common     $12,000 paid in restricted stock
-----------------------------------------------------------------------------------------------------------------
Martial Levasseur
President/CEO              2002     36,000       0            800,000 Common     $36,000 paid in restricted stock.
-----------------------------------------------------------------------------------------------------------------

Options above for 1,000,000 and 800,000 for Levasseur were cancelled in February 2005. No executive officer earned more than $100,000 during the current fiscal year or the previous two fiscal years.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End
Option/Values
--------------------------------------------------------------------

The following table sets forth the number and value of the unexercised options held by each of the Named Executive Officers and Directors at June 30, 2004.

Option Grants in Last Fiscal Year June 30, 2004

Name              Number of
                  Common Shares
                  Underlying
                  Options           % of Total Options Granted in      Exercise Price   Expiration
                  Granted (#)       Fiscal Year ended June 30, 2004    ($/Sh)           Date
--------------------------------------------------------------------------------------------
Martial Levasseur
President/CEO,     1,000,000        11.8%                              $0.16 per Share   06/10/09
Director

Robert Dinning    1,000,000         11.8%                              $0.16 per Share  06/10/09
CFO, Secretary,
Director

Robert Lee,         500,000         5.9%                               $0.16 per Share  06/10/09
Director

Options above for Levasseur, 1,000,000 and Lee, 500,000 were cancelled in February 2005. Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End / Option/Values

The following table sets forth the number and value of the unexercised options held by each of the Named Executive Officers and Directors at June 30, 2003 and as of June 30, 2004.

                                    Value
                  Shares            Realized                                            Value of Unexercised In-
                  Acquired on       at FY-End        Number of Securities Underlying    the Money Options at
                  Exercise (#)      June 30, 2004    Unexercised Options at FY-End      at June 30, 2004  (1)
Name              ($)               (#)              Exercisable/Unexercisable          Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------
Martial Levasseur          0        0                2,500,000 Shares                   $15,000
Pres /CEO, Dir.                                      Exercisable
---------------------------------------------------------------------------------------------------------------------
Robert Dinning,             0       0                2,400,000 Shares                   $15,000
CFO/Secretary/Director                               Exercisable
---------------------------------------------------------------------------------------------------------------------
Robert Lee,                 0       0                1,910,000 Shares                   $25,000
Director.                                            Exercisable
---------------------------------------------------------------------------------------------------------------------

(1) Option value based on the difference between the exercise price of unexercised options and the closing sale price of $0.14 per share on August 19, 2004.
(2) Options for Levasseur in the amount of 1,800,000 and options for Lee in the amount of 1,210,000 were cancelled in February 2005.

Compensation of Directors
-------------------------

Standard Arrangements: The members of the Company's Board of Directors are reimbursed for actual expenses incurred in attending Board meetings.

Other Arrangements: There are no other arrangements.
----------------------------------------------------

Employment Contracts and Termination of Employment, And Change-in-control Arrangements
-------------------------------------------------------------------------

The Company's officers and directors do not have employment agreements.

Termination of Employment and Change of Control Arrangement
-----------------------------------------------------------

There is no compensatory plan or arrangement in excess of $100,000 with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with the Company, or from a change in the control of the Company.

Transactions with Management
----------------------------

In June 2004, Martial Levasseur, the Company's President and a Director and Robert Dinning, the Company's Chief Financial Officer and a Director each acquired 500,000 shares of restricted common stock from the Company at $0.30 per share for total proceeds to the Company of $300,000.

Proposal No. 1.   Election of Directors

The Articles presently provide for a Board of Directors of at least one director and the present number of directors is three. Pursuant to the Articles and the Bylaws, the number of Directors of the Company may be set by the Board of Directors. Management recommends the election of Directors of the three nominees listed below to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the three nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors. A favorable vote of a majority of those shares voting, in person or by proxy, is required for election of each Director.

Nominees
--------
The following are the names of each nominee for Director, indicating all positions and offices with the Company presently held by them for the period during which they have served as such:

Martial Levasseur          President and Director                 since 1997
Robert Dinning             Director, Chief Financial Officer,
                           Secretary                              since 2000
Robert E. Lee              Director                               since 1997

Business Experience of Nominees

Martial Levasseur.

Mr. Levasseur is a founder of the Company and has served as its President since inception. Mr. Levasseur's business experience is as follows:

1993-1997 Consultant - La Rock Mining Corp. of Vancouver BC. Studying various projects for La Rock.

1968-1993 President - Consolidated Silver Tusk Mines Ltd, in the Northwest Territories. Managed and supervised the exploration and development of all properties. One mine went into full production. Became Vice President in 1994 as was busy developing other properties not related to Consolidated Silver Tusk Mines Ltd.

1972-1993 President of Reako Exploration Ltd, in Vancouver B.C. Supervised and managed all exploration and drilling projects for Reako, as well as developing their iron-ore property, and bringing into production a gold property in British Columbia.

Robert G. Dinning C.A.

Mr. Dinning is a Chartered Accountant, and is Chief Financial Officer and Secretaryof the Company. He is a life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has been a Business and Management Consultant since 1977, focusing on forestry, mining, and software/high tech industries. Mr. Dinning has been active as a Director and Officer and consultant in various public companies over the past 35 years. Prior to commencing his consulting business, Mr. Dinning was CFO and Secretary of a large publicly traded broadcast and sports Entertainment Company.

Robert E. Lee.

Dental Surgeon from 1961 until 1991 when he retired from practice.

1993 - 2002 President of La Rock Mining Corp, of Vancouver B.C. Handled all administration, including matters regarding its of property known as Brandy Wine. Company now called Auramex Resource Corp where Mr. Lee currently serves as a director.



Proposal No. 2. Amend the Articles of Incorporation to change the name of the Company to "Apolo Gold & Energy Inc."

Apolo Gold Inc.'s Articles of Incorporation currently specifies the name of the Company as "Apolo Gold Inc." The Board of Directors is proposing an amendment to the Articles of Incorporation to change the Company's name to "Apolo Gold & Energy Inc." If the stockholders approve this proposal, Article One of the Articles of Incorporation will be amended to read in its entirety as follows:

         ONE: The name of this corporation is Apolo Gold & Energy Inc.

Purpose and Effect of the Amendment
-----------------------------------

Apolo Gold Inc., began as a gold mining oriented company, but has expanded into the natural gas exploration. Therefore, the Board of Directors believes that "Apolo Gold Inc." is no longer reflective of our business as it exists today. Changing our name to "Apolo Gold & Energy Inc.," represents our evolution from an exclusively gold mining oriented business into a more diversified company.

A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal.



Proposal No. 3. Amend the Articles of Incorporation to authorize a Class of Preferred Stock .

The Board of Directors has approved and is recommending to the stockholders for approval, an amendment to Article Four of the Company's Articles of Incorporation to authorize a class of 25,000,000 shares of $0.001 par value preferred stock which the full text of the proposed amendment to the Articles of Incorporation is shown below.

Purpose and Effect of the Amendment
-----------------------------------

Under the present Articles of Incorporation, the Company has the authority to issue 200,000,000 shares of common stock. The proposed amendment would provide for an additional 25,000,000 shares of preferred stock available for issuance.

The additional preferred stock to be authorized by adoption of the proposed amendment would have rights and preferences set from time to time by the Board of Directors. Adoption of the proposed amendment and issuance of additional shares of common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing Articles of Amendment with the Nevada Secretary of State.

The purpose of the preferred stock shares is to provide a means for the Board of Directors to design and issue securities for specific transactions and purposes that could be issued for corporate purposes without further stockholder approval, unless required by applicable law or regulation. The Board of Directors believes that it is in the best interests of the Company to have the shares of preferred stock authorized at this time to alleviate the delay of holding a special meeting of stockholders to authorize shares of preferred stock when the need arises. Possible purposes for shares of preferred stock include effecting acquisitions of other businesses, or properties, establishing strategic relationships with other companies and securing additional financing for the operation of the Company through the issuance of preferred shares or other equity-based securities. Purposes for shares of preferred stock also include paying stock dividends or forward splitting of the outstanding shares. The Company has no specific plans for any of these actions at this time.


Text of the Amendment to the Articles of Incorporation
------------------------------------------------------
If this proposal is approved, Article SIX of the Company's Articles of Incorporation will be amended to state as follows:

SIX: The Corporation is authorized to issue two (2) classes of shares, to be designated respectively as "Common Shares" and "Preferred Shares". The total number of Common Shares the corporation is authorized to issue is Two Hundred Million (200,000,000) $0.001 par value. The total number of Preferred Shares the corporation is authorized to issue is Twenty-five Million (25,000,000) $0.001 par value. Said Preferred Shares may subsequently receive such designation as may be deemed appropriate by the Board of Directors of the corporation, and the Board of Directors shall have the right to determine or alter the rights, preferences, privileges, and restrictions granted to, or imposed upon said Preferred Shares. Additionally, the Board of Directors shall be empowered to increase or decrease (but not below the number of shares of Common or Preferred Shares then outstanding) the number of shares of any class of shares subsequent to the issue of shares of that class.

A favorable vote of a majority of those shares voting, in person or by proxy, is required for approval of the proposal.


Proposal No. 4:   Approval of the Apolo Gold Inc., 2005 Directors and Officers
Stock Option Plan

On February 23, 2005 Apolo's Board of Directors approved submitting a new 6,000,000 Share Officers and Directors Stock Option Plan to the shareholders for approval. The Board of Directors recommends approval of the Plan. The purpose of the Plan is to advance the business and development of Apolo and its shareholders by affording Eligible Plan Participants to be able to the opportunity to acquire a propriety interest in Apolo by the grant of Options to acquire shares of Apolo's common stock. Eligible Plan Participants include the Directors and Officers of the Company, consultants, advisors and other individuals deemed by the Board of Directors to provide valuable services to Apolo.

The Options granted are not "Incentive Stock Options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended. The issuance of such non-qualified options pursuant to this Plan is not expected to be a taxable event for recipient until such time that the recipient elects to exercise the option whereupon the recipient is expected to recognize income to the extent the market price of the shares exceeds the exercise price of the option on the date of exercise.

The Plan is administered by the Board of Directors. Subject to anti-dilution provisions, the Plan may issue Options to acquire up to 6,000,000 shares to Eligible Plan Participants. Apolo will not receive any consideration for the grant of options under the Plan and approximate market value of the shares to be reserved for the plan is $700,000 based upon the average thirty day closing price for Apolo's common stock for the period ending February 18, 2005. The exercise price for Options shall be set by the Board of Directors but shall not be for less than the fair market value of the shares on the date the Option is granted. Fair market value shall mean the average of the closing price for ten consecutive trading days at which the Stock is listed for trading on the Nasdaq OTC Bulletin Board Market ending on the day prior to the date an Option is granted. The period in which Options can be exercised shall be set by the Board of Directors not to exceed five years from the date of Grant.

The Executive Officers and Directors of Apolo are eligible to participate in the Plan. The plan gives the Board of Directors discretion to award options so long as the exercise price is fair market value at the time of grant. Options granted to Executive Officers and Directors shall be submitted for ratification at the next annual meeting of shareholders. The aggregate number and kind of shares within the Plan and the rights under outstanding Options granted hereunder, both as to the number of shares and Option price, will be adjusted accordingly in the event of a reverse split in the outstanding shares of the Common Stock of Apolo.

The Board may at any time terminate the plan. The approval of the majority of shareholders is required to increase the total number of shares subject to the plan or change the manner of determining the option price.

The following Option has been granted subject to approval of the 2005 Directors and Officers Stock Option Plan and is submitted for ratification by the shareholders. Approval of the Plan is a ratification of this Option.

2005 OFFICER AND DIRECTOR  STOCK OPTION PLAN BENEFITS
Name                    Position                      Dollar Value(1)    Options Granted(1)
-------------------     -------------------------     ---------------    ------------------
Robert G. Dinning       CFO, Secretary, Director            $0                2,000,000

Executive Group         (1 individual)                      $0                2,000,000

(1) Exercise price of $0.08 per share was at or above fair market value on February 2, 2005 when the options were granted by the board of directors for Robert Dinning for 2,000,000 subject to shareholder approval.


Proposal No. 5: Ratification of Williams & Webster P.S., Certified Public Accountants, as Auditors of the Company's Financial Statements.

Management recommends that the shareholders of the Company vote for the ratification of Williams & Webster P.S., Certified Public Accountants, as independent auditors to examine the financial statements of the Company for the fiscal year ending June 30, 2005. A representative of Williams & Webster P.S. will not be at the annual meeting. Any appropriate questions of Williams & Webster P.S. will be promptly forwarded to them for response.

Williams & Webster P.S., Certified Public Accountants, are the Company's independent auditors who examined the financial statements of the Company for the fiscal year ending June 30, 2004. Williams & Webster P.S., has performed the following services and has been paid the following fees for these fiscal years.

Audit Fees

Williams & Webster PS was paid aggregate fees of approximately $20,000 for the fiscal year ended June 30, 2004 for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in Company's quarterly reports on Form 10QSB during these fiscal years.

Audit -Related Fees

Williams & Webster PS was not paid any additional fees for the fiscal year ended June 30, 2004 for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements.

Tax Fees

Williams & Webster PS was not paid any aggregate fees for the fiscal year ended June 30, 2004 for professional services rendered for tax compliance, tax advice and tax planning. This service was not provided.

Other Fees

Williams & Webster PS was paid no other fees for professional services during the fiscal year ended June 30, 2004

A favorable vote of a majority of those shares voting, in person or by proxy, is required for confirmation of the selection of the independent auditors.


Request for Copy of Form 10KSB

Shareholders may request a copy of the Form 10KSB by writing to the Company's offices, Suite #1458 - 409 Granville St., Vancouver, British Columbia V6C 1T2, telephone # 604-687-4150.


Date for Receipt of Shareholder Proposals

Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company, Suite #1209 - 409 Granville St., Vancouver, British Columbia V6C 1T2, no later than July 31, 2005.

                            APOLO GOLD & ENERGY INC.
                           2005 DIRECTORS AND OFFICERS
                                STOCK OPTION PLAN

                                    ARTICLE I
                                   DEFINITIONS

As used herein, terms have the meaning hereinafter set forth unless the context should clearly indicate the contrary:

     (a) "Board" shall mean the Board of Directors of the Company;

     (b) "Days" shall mean for calculation purposes the days of the week in which the NASDAQ System conducts and is open for regular trading activity;

     (c) "Company" shall mean Apolo Gold & Energy Inc. Inc., a Nevada corporation;

     (d) "Director" shall mean a member of the Board;

     (e) "Fair Market Value" shall mean the average closing low bid price for the Company's common stock for the previous five (5) trading days ending on the date of grant;

     (f) "Grant" means the issuance of an Option hereunder to an Optionee entitling such Optionee to acquire Stock on the terms and conditions set forth in a Stock Option Agreement to be entered into with the Optionee;

     (g) "Officer" shall mean a Executive Officer of the Company and any Employee, Consultant or Advisor which has been confirmed by the Board as eligible to participate under this Plan;

     (h) "Option" shall mean the right granted to an Optionee to acquire Stock of the Company pursuant to the Plan;

     (i) "Optionee" shall mean an Officer of the Company or a Director of the Company to whom a Grant hereunder has been made;

     (j) "Plan" shall mean the Apolo Gold & Energy Inc. Inc., 2005 Directors and Officers Stock Option Plan, the terms of which are herein set forth;

     (k) "Stock" shall mean the common stock of the Company or, in the event the outstanding shares of stock are hereafter changed into or exchanged for shares of different stock or securities of the Company or some other corporation, such other stock or securities;

     (l) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee under which an Optionee may acquire Stock pursuant to the Plan.

                                   ARTICLE II
                                    THE PLAN

     2.1 NAME. The plan shall be known as the " Apolo Gold & Energy Inc. Inc., 2005 Directors and Officers Stock Option Plan."

     2.2 PURPOSE. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a propriety interest in the Company by the grant of Options to such persons under the terms herein set forth. By doing so, the Company seeks to motivate, retain and attract highly competent, highly motivated Executive Officers and Directors to lead the Company through this critical time in its evolution and ensure the success of the Company. The Options to be granted hereunder are non-statutory Options made available to Directors and Officers of Innovative Medical Services.

     2.3 EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board of the Company and approval by the company's shareholders.

     2.4 TERMINATION DATE. The Plan shall terminate ten (10) years from the date the Plan is adopted by the Board of the Company and at such time any Options granted hereunder shall be void and of no further force or effect.


                                   ARTICLE III
                                  PARTICIPANTS

     Only Officers and Directors of the Company shall be eligible to be granted an Option under the Plan. The Board may grant Options to any Director or Officer in accordance with such determinations as the Board may, from time to time, in its sole discretion make.


                                   ARTICLE IV
                                 ADMINISTRATION

     4.1 The Plan shall be administered by the Board of Directors of the Company. Subject to the express provisions of the Plan, the Board shall have the sole discretion and authority to determine from among eligible persons those to whom and the time or times at which Options may be granted and the number of shares of Stock to be subject to each Option. Subject to the express provisions of the Plan, the Board shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations related to it and to determine the details and provisions of each Stock Option Agreement and to make all other determinations necessary or advisable in the administration of the Plan. The Board shall also have the authority to modify outstanding Options and the provisions therein subject to the agreement of the Optionee.

     4.2 RECORDS OF PROCEEDINGS. The Board shall maintain written minutes of its actions which shall be maintained among the records of the Company.

     4.3 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Board in all matters relating to eligible Optionees, their status, death, retirement, disability and such other pertinent facts as the Board may require. The Company shall furnish the Board with such clerical and other assistance as is necessary in the performance of its duties.


                                    ARTICLE V
                       SHARES OF STOCK SUBJECT TO THE PLAN

     5.1 LIMITATION. The number of shares of Stock which may be issued and sold hereunder shall not exceed 6,000,000 shares.

     5.2 OPTIONS GRANTED UNDER THE PLAN. Shares of stock with respect to which an Option is granted hereunder, but which lapses prior to exercise, shall be considered available for grant hereunder. Therefore, if Options granted hereunder shall terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such terminated Options related.

     5.3 OPTIONS TO BE GRANTED. Upon election or appointment to the Company's Board of Directors, or appointment as an Executive Officer, such individual at the discretion of the Board may be granted an option to acquire shares of stock per position exercisable at the fair market value on the date of appointment in such number as the Board may determine. The foregoing not withstanding, the Board shall have the discretion to award additional options to individuals subject to the terms and conditions of the Plan.

     5.4 ANTI-DILUTION. In the event the Stock subject to this Plan is changed into or exchanged for a different number or kind of stock or other securities of the Company or of another organization by reason of merger, consolidation or reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend;

     (a) The aggregate number and kind of shares of Stock subject to the Plan shall be adjusted appropriately;

     (b) The Option price of any outstanding Option issued pursuant to the Plan shall be adjusted appropriately;

     (c) Where dissolution or liquidation of the Company or any merger of consolidation in which the Company is not a surviving corporation is involved, the Optionee holding any Option issued pursuant to the Plan shall have the right immediately prior to such dissolution, liquidation, merger or combination to exercise the Option, in whole or in part, to the extent that it shall not have been exercised without regard to any installment exercise provision.



                                   ARTICLE VI
                                OPTION PROVISIONS

     6.1 OPTIONS. Each Option granted hereunder shall be evidenced by minutes of a meeting of or the written consent of the Board and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which agreement shall set forth such terms and conditions as may be determined by the Board consistent with the Plan.

     6.2 LIMITATIONS. The Options granted hereunder are non-statutory Options which do not satisfy the requisites of Section 422 of the Internal Revenue Code, as amended.

     6.3 OPTION PRICE. The per share Option price for the stock subject to each Option shall not be less than the fair market value per share on the effective date of grant or such other price as the Board may determine.

     6.4 OPTION PERIOD. Each Option granted hereunder must be granted within five (5) years from the effective date of the Plan. The period for the exercise of each Option shall be determined by the Board, but in no instance shall such period exceed five (5) years from the date of grant of the Option.

     6.5 OPTION EXERCISE.

     (a) Options granted hereunder may not be exercised until and unless the Optionee shall meet the conditions precedent established by the Board for the Officers or Directors.

     (b) Options may be exercised by the officer or director in whole or in part. Optionees may exercise their Option at any time by giving written notice to the Company with respect to the specified option, delivered to the Company at its principal office together with payment in full to the Company of the amount of the Option price for the number of shares with respect to which the Option(s) are then being exercised. In the alternative, provided that at the time of exercise the Company's common stock is publicly traded with an average daily trading volume of 5,000 shares and closing prices quoted daily for at least the past thirty trading days, (a "Net Exercise"), payment of the exercise price per share may be made by delivery of this Option with a Net Exercise Notice in the form of which is attached hereto as Exhibit B. In the event of a Net Exercise, the Optionee shall exchange the Option for such number of shares underlying the Option determined by multiplying such number of shares by a fraction, the numerator of which shall be the difference between the average closing sale price per share for the five trading days prior to the date of the Net Exercise Notice and the exercise price per share, and the denominator of which shall be the average closing sale price per share for the five trading days prior to the date of the Net Exercise Notice.

     6.6 NON-TRANSFERABILITY OF OPTION. No Option or any right relative thereto shall be transferred by an Optionee otherwise than as permitted under the instructions to by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him or her.

     6.7 EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

     (a) If the Officer or Director's relationship with the Company shall be terminated, with or without cause, or by the act of the Officer or Director, the Optionee's right to exercise such Options shall terminate and all rights thereunder shall cease three (3) days after the date on which such person's association is terminated, unless this provision is modified by the Option Agreement for the Options. Provided however, that if the Optionee shall die or become permanently and totally disabled while employed by or serving as a non-employee Director of the Company, as solely determined by the Board in accordance with its policies, then either his or her personal representatives or a transferee under the Optionee's will or pursuant to the laws of descent and distribution, or the disabled Optionee may exercise the Option in full six (6) months from the date of such death or disability unless this provision is modified by the Option Agreement for the Options. In the case of an Optionee's retirement in accordance with the Company's established retirement policy, such Option shall remain exercisable by the Optionee for three (3) days from the date of such retirement unless this provision is modified by the Option Agreement for the Options.

     (b) No transfer of an Option by the Optionee by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with a written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     6.8 RIGHTS AS A SHAREHOLDER. An Optionee or a transferee of an Option shall have no rights as a shareholder of the Company with respect to any shares subject to any unexercised Options.


     6.9 REQUIRED FILINGS. An Optionee to whom an Option is granted under the terms of the Plan is required to file appropriate reports with the Internal Revenue Service. As a condition of the receipt of an Option hereunder, Optionees shall agree to make necessary filings with the Internal Revenue Service. The Company shall assist and cooperate with Optionees by providing the necessary information required for compliance of this condition.


                                   ARTICLE VII
                               STOCK CERTIFICATES

     7.1 ISSUANCE. The Company shall issue and deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder.

     7.2 TRANSFER RESTRICTIONS. Unless a registration statement covering the shares underlying the Options is in effect at the time of execution of an Option Agreement, the Board shall instruct the Secretary of the Corporation to impose restrictions of the subsequent transferability of Stock issued pursuant to Options to be granted hereunder. The Stock of the Company to be issued pursuant to the exercise of an Option shall have such restrictions prominently displayed as a legend on such certificate.


                                  ARTICLE VIII
               TERMINATION, AMENDMENT, OR MODIFICATION OF THE PLAN

     The Board may at any time terminate the plan, and may at any time and from time to time and in any respect amend or modify the Plan. Provided, however, if the Plan has been submitted to and approved by the shareholders of the Company no such action by the Board may be taken without approval of the majority of the shareholders of the Company which: (a) increases the total number of shares of Stock subject to the Plan, except as contemplated in Section 5.1 hereof; (b) changes the manner of determining the Option price; or (c) withdraws the administration of the Plan from the Board


                                   ARTICLE IX
                                   EMPLOYMENT

     9.1 EMPLOYMENT. Nothing in the Plan or any Option granted hereunder or in any Stock Option Agreement shall confer upon a non-employee Director receiving such Option or Stock Option Agreement the status as an employee of the Company. Further, nothing in the Plan or any Option granted hereunder shall in any manner create in any Optionee the right to continue their relationship with the Company or create any vested interest in such relationship, including employment.

     9.2 OTHER COMPENSATION PLANS. The adoption of the Plan shall not effect any other stock option, incentive, or other compensation plan in effect for the Company or any of its subsidiaries, nor shall the Plan preclude the Company or any subsidiary thereof from establishing any other forms of incentive or other compensation for employees or non-employee Directors of the Company, or any subsidiary thereof.

     9.3 PLAN EFFECT. The Plan shall be binding upon the successors and assigns of the Company.

     9.4 TENSE. When used herein nouns in the singular shall include the plural.

     9.5 HEADINGS OF SECTIONS ARE NOT PART OF THE PLAN. Headings of articles and sections hereof are inserted for convenience and reference and constitute no part of the Plan.


APOLO GOLD INC.


By:________________________________________
    Martial Levasseur, President
    April 15, 2005

By:________________________________________
    Robert Dinning, Secretary
    April 15, 2005

                                 Apolo Gold Inc.
                            #1209 - 409 Granville St.
                       Vancouver, British Columbia V6C 1T2
                                  604-687-4150

                                      Proxy

The undersigned appoints Martial Levasseur, (and Robert Dinning, if Mr. Levasseur is unable to serve), as the undersigned's lawful attorney and proxy, with full power of substitution and appointment, to act for and in the stead of the undersigned to attend and vote all of the undersigned's shares of the Common Stock of Apolo Gold Inc., a Nevada corporation, at the Annual Meeting of Shareholders to be held at the Terminal City Club, 837 West Hastings Street, V6C 1B6, Vancouver, British Columbia, at 10:00 a.m., Pacific Time, on April 15, 2005, and any and all adjournments thereof, for the following purposes:

Each director is elected by a vote of the shareholders with a majority of the shares voting being required for election. Shareholders may also withhold authority to vote for a nominee(s) by drawing a line through the nominee's name(s).

Proposal No. 1. Election to the Board of Directors

[ ]  FOR  Management nominees listed below OR VOTED AS FOLLOWS:

MARTIAL LEVASSEUR          [   ]     FOR      [  ]  WITHHOLD
ROBERT DINNING             [   ]     FOR      [  ]  WITHHOLD
ROBERT E. LEE              [   ]     FOR      [  ]  WITHHOLD


[   ]     AGAINST   Management's nominees for the Board of Directors
Management intends to vote shares for all of the three (3) nominees named above unless otherwise instructed in this proxy. If at the time of the meeting, any of the nominees should be unable to serve, the discretionary authority provided in the proxy will be exercised to vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the board of directors.

Proposal No. 2. Approval of an Amendment to the Articles of Incorporation to
                Change the name of the corporation to "Apolo Gold & Energy Inc."

[   ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.


Proposal No. 3.  Approval of an Amendment to the Articles of Incorporation to
                 authorize a 25,000,000 share class of Preferred Stock

[   ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.


Proposal No. 4. Approval of the Apolo Gold & Energy Inc., 2005 Directors and
                Officers Stock Option Plan

[   ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.


Proposal No. 5:  Ratification of Williams & Webster, Certified Public
                 Accountants, as Auditors of the Company's Financial Statements.

[   ]     FOR      [  ]  AGAINST       [  ] ABSTAIN
If the shareholder does not indicate a preference, management intends to vote for the proposal.

Shares represented by this proxy will be voted at the meeting in accordance with the shareholder's specification above. This proxy confers discretionary authority in respect to matters for which the shareholder has not indicated a preference or in respect to matters not known or determined at the time of the mailing of the notice of the annual meeting of shareholders to the undersigned.

In the Shareholder's discretion the Proxy is authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and the Annual Report to Shareholders previously provided.


Dated: _______________, 2005        ____________________/______________________
                                            Signature   /      Print Name



Number of Shares Voted:  ____________________________




Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

This proxy is solicited on behalf of the Board of Directors of Apolo Gold Inc. Please sign and return this proxy to the Inspector of Elections using the postage paid return envelope or via fax to either:

         Robert Dinning                              Dennis Brovarone
         Apolo Gold Inc.                             Attorney at Law
         #1209 - 409 Granville St                    18 Mt. Laurel Drive
         Vancouver, British Columbia V6C 1T2         Littleton, CO 80127

         Fax No.  604 687 4155                       Fax no.    303 466 4826


 The giving of a proxy will not affect your right to vote in person if you attend the meeting.

A Shareholder submitting a proxy has the right to appoint a person to represent him or her at the meeting other than the person or persons designated in this form of proxy furnished by the Company. To exercise this right the Shareholder should strike out the names shown above and insert the name of the desired representative or submit another appropriate proxy.

                            #1209 - 409 Granville St.
                       Vancouver, British Columbia V6C 1T2
                                  604-687-4150